EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Beacon Power Corporation (the “Company”) on Form 10-Q for the period ending September 30,2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, F. William Capp, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ F. William Capp
F. William Capp
Chief Executive Officer

November 14, 2011

A signed original of these written statements required by Section 906 has been provided to Beacon Power Corporation and will be retained by Beacon Power Corporation and furnished to the Securities and Exchange Commission or its staff upon request.